DEFERRED CHARGES	12 Months Ended
Dec. 31, 2011
DEFERRED CHARGES [Abstract]
DEFERRED CHARGES
15. DEFERRED CHARGES

Deferred charges represent financing costs, principally bank fees that are capitalized and amortized to other financial items over the life of the debt instrument. If a loan is repaid early any amortized portion of the related deferred charges is charged against income in the period in which the loan is repaid. The deferred charges are comprised of the following amounts:

(in thousands of $)	2011	2010
Debt arrangement fees and other deferred financing charges	8,493	7,712
Accumulated amortization	(2,969)	(2,196)
	5,524	5,516

Amortization expense of deferred charges, for the years ended December 31, 2011, 2010 and 2009 was $0.8 million, $0.8 million and $0.7 million, respectively.